UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2020

GULFSLOPE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51638	16-1689008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1331 Lamar St., Suite 1665

Houston, Texas 77010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 918-4100

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

Modification of Terms of Outstanding Debentures

On September 30, 2020, GulfSlope Energy, Inc. (“GulfSlope” of the “Company”) entered into an agreement (the “Agreement”) with Delek GOM Investments, LLC (“Delek”), holder of outstanding convertible debentures (the “Debentures”) issued by the Company in the original principal amount of $1,220,548 that were scheduled to mature on October 17, 2020. Pursuant to the agreement, the Company and Delek agreed that the Company would make the following payments in full satisfaction of the Company’s obligations thereunder:

$1,220,548 in cash on the date of the Agreement; and

17,500,000 shares of GulfSlope common stock to be delivered to Delek in lieu of accrued and unpaid interest in the amount of $129,211.

Upon the timely payment by the Company of the amounts set forth above, all other amounts due on the Debentures, including any interest or fees accrued or that will accrue or become due or payable on the Debentures, will be extinguished.

Item 3.02 Unregistered Sale of Equity Securities.

To the extent applicable, the information set forth under Item 1.01 in relation to the shares of Common Stock issuable is incorporated into this Item 3.02 by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast, “may,” “objective,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, anticipated impact of the COVID-19 outbreak, and other factors that may affect our future results and business, generally, including those discussed in the Company’s periodic reports that are filed with the SEC and available on the SEC’s website (http://www.sec.gov).

Should one or more of these risks occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2020

GULFSLOPE ENERGY, INC.

/s/ John N. Seitz
Name:	John N. Seitz
Title:	Chief Executive Officer